UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                        STATSURE DIAGNOSTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-21284                91-1549305
----------------------------  ------------------------     -------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                     1 Clarks Hill Rd., Framingham MA 01702
          (Address of principal executive offices, including Zip Code)

                                 (508) 872-2625
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2006, the Company signed a term sheet with Inverness Medical Innovations, Inc. (AMEX:IMA) to develop and market the Company's consumer diagnostic products for HIV. The parties have contracted to enter into a definitive agreement to cooperate in the Company's completion of the clinical studies of its rapid test HIV products, with Inverness Medical Innovations being appointed the Company's exclusive, worldwide licensee in the rapid testing product consumer markets, and appointed a non-exclusive licensee to market the Company's HIV barrel product to professional markets.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.


EXHIBIT
NUMBER         DESCRIPTION
------         -----------

99.1           Press Release August 3, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 8, 2006
                                        /s/ Steve Peltzman
                                        -----------------------
                                        Steve Peltzman
                                        Chief Executive Officer